UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 23, 2008
STEWART & STEVENSON LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33836	20-3974034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana St., Suite 5900, Houston, TX	77002
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 751-2700
None
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13c under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Company has made a determination of discretionary bonus awards to Mr. Jeffery W. Merecka, Vice-President, Chief Financial Officer and Secretary of the Company, and to Mr. Kenneth W. Simmons, Vice-President — Domestic Sales & Aftermarket of the Company, in respect of its fiscal year ended January 31, 2008. Mr. Merecka was awarded a discretionary bonus of $175,000, bringing his total compensation for the fiscal year ended January 31, 2008 to $419,217, and Mr. Simmons was awarded a discretionary bonus of $120,000, bringing his total compensation for the fiscal year ended January 31, 2008 to $332,882.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stewart & Stevenson LLC
Date: December 29, 2008
	By:	/s/ Jeffery W. Merecka
		Name:	Jeffery W. Merecka
		Title:	Vice President, Chief Financial Officer and Secretary